Exhibit 10.1

Ninth Amendment

to Private Label Prepaid PCS Services Agreement

This Ninth Amendment (“Ninth Amendment”) is made to that certain Private Label Prepaid PCS Services Agreement between Sprint Spectrum L.P. (“Sprint”) and Star Number, Inc. (“Purchaser”) dated August 2, 2002, as amended (collectively the “Agreement”). The following modified and added terms and conditions will be and are made a part of the Agreement commencing on the first day following the execution of this Ninth Amendment by Sprint and Purchaser (“Ninth Amendment Commencement Date”). Capitalized terms not defined in this Amendment are defined in the Agreement.

1.	[***]

End Users that are on [***] Price Plans as of March 31, 2005 will be allowed to remain on such [***] Price Plans until their Private Label Service is terminated, cancelled, or such End Users change price plans.

For End Users on the [***] Price Plan as of March 31, 2005, Purchaser must either (a) move them to the [***] Price Plan (as described in Section 2.15 to Schedule 1.0 below), or (b) [***] by 5:00 pm CT, May 31, 2005. If Purchaser fails to take either action set forth in this paragraph by 5:00 pm CT, May 31, 2005, Sprint will [***].

2.	The fourth sentence of Section 7.2 of the Agreement is deleted in its entirety and replaced with the following:

Payment for each invoice is due by wire transfer within 20 days of the date of Purchaser’s receipt of the invoice and the magnetic billing tape or other billing record (“Due Date”).

3.	Section 7.3 of the Agreement is deleted in its entirety and replaced with the following:

7.3	Late Payments; [***]

For amounts not disputed in good faith and not paid by the Due Date, Purchaser will pay a late payment charge as follows:

0-30 days past due – 1.5% per month (or the maximum amount allowable under applicable laws, whichever is less)

31-60 days past due – 2.0% per month (or the maximum amount allowable under applicable laws, whichever is less)

61-90 days past due – 2.5% per month (or the maximum amount allowable under applicable laws, whichever is less)

91-120 days past due – 3.0% per month (or the maximum amount allowable under applicable laws, whichever is less)

121 or more days past due – 3.5% per month (or the maximum amount allowable under applicable laws, whichever is less)

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

The applicable late payment interest rate will be applied from the first day the payment was due for the entire amount that is past due for that period of time. For instance, an amount that is past due for 90 days will be subject to the 2.5% late payment charge for each month the payment was past due.

Purchaser shall receive an [***] off the total amount due under each invoice, for each invoice that it pays in full (less any amounts disputed in good faith) at least 10 days prior to the Due Date. The [***] will not apply to disputed amounts.

4.	Section 9.2 is amended to add the following Subsection 9.2.3:

9.2.3	Blocking Roaming

Purchaser may request that Sprint block Roaming for all End Users. If Purchaser requests this, Sprint will remove all Roaming switches from the list of switches permitted to complete calls for Purchaser’s End Users. Due to transmission limitations described in Section 6.2.1(ii) of the Agreement, if a Roaming switch does not receive a ‘deny access’ response from the Sprint Network and such Roaming switch is programmed so that no response from the Sprint Network means that it will allow the call to proceed on the Roaming switch, a Roaming switch may complete a Roaming call for an End User(s). In such case, Purchaser will be liable for Roaming charges at the rate set forth in Schedule 1.0.

5.	Section 2.4 in Schedule 1.0 of the Agreement is deleted in its entirety and replaced with the following:

2.4	Automatic Roaming Charges

2.4.1	Standard Automatic Roaming Charges

If Sprint provides automatic Roaming to Purchaser, Sprint will charge Purchaser a domestic Roaming rate of [***] per minute [***].

International roaming rates will be quoted and billed on a country or region specific basis. International roaming rates are subject to revision by Sprint upon notice to Purchaser.

2.4.2	Automatic Roaming Charges If Sprint Blocks Roaming

If Sprint blocks Roaming pursuant to Section 9.2.2 of the Agreement, Sprint will [***] for Roaming calls completed on a Roaming switch.

International roaming rates will be quoted and billed on a country or region specific basis. International roaming rates are subject to revision by Sprint upon notice to Purchaser.

6.	Schedule 1.0 to the Agreement is amended to add the following Subsection 2.15:

2.15	[***] Price Plan

A.	Purchaser may activate End Users under the new price plan set forth in subsection 2.15 (B) below (the “[***] Price Plan”), beginning on the first billing cycle that is at least 20 days following the Ninth Amendment Commencement Date. However, effective April 1, 2005, Purchaser must activate all End Users under the [***] Price Plan.

B.	Sprint will charge Purchaser (i) the [***] detailed below for each MIN activated on the [***] Price Plan, and (ii) the associated [***] set forth below for each MIN’s [***] of voice PCS Service. The [***] rate includes [***]. Purchaser will be charged the rates set forth in Section 2.6.3 above for international toll calls. Per call charges may be rounded to the nearest whole [***].

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

[***] Price Plan

[***]	[***]
[***]	[***]

7.	Schedule 2.0 to the Agreement is deleted in its entirety and replaced with a new Schedule 2.0 attached hereto.

8.	From time to time during the term of the Agreement, Sprint may add new Markets to Schedule 2.0 to the Agreement by providing written notice to Purchaser of such new Markets.

9.	All other terms and conditions of the Agreement remain in full force and effect.

The parties’ authorized representatives have executed this Ninth Amendment as of the dates indicated below.

SPRINT SPECTRUM, L.P.		STAR NUMBER, INC.

By:	/s/ David Bottoms	By:	/s/ Michael Ferzacca
Name:	David Bottoms	Name:	M. Ferzacca
Title:	Vice President, Strategic Partners	Title:	President Liberty Wireless
Date:	2/25/05	Date:	2/24/05

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 2.0

Sprint PCS Markets

Atlanta, GA
Birmingham, AL
Boston, MA
Buffalo, NY
Charlotte, NC
Chicago, IL
Cincinnati, OH
Cleveland, OH
Columbus, OH
Dallas, TX
Denver, CO
Des Moines, IA
Detroit, MI
Hartford, CT
Honolulu, HI
Houston, TX
Indianapolis, IN
Jacksonville, FL
Kansas City
Knoxville, TN
Las Vegas, NV
Little Rock, AR
Los Angeles, CA
Louisville, KY
Memphis, TN

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Markets

Sprint Market Description
Miami, FL
Milwaukee, WI
Minneapolis / St. Paul, MN
Nashville, TN
New Orleans, LA
New York, NY
Oklahoma City, OK
Omaha, NE
Orlando, FL
Philadelphia, PA
Phoenix, AZ
Pittsburgh, PA
Portland, OR
Puerto Rico, PR
Richmond, VA
Salt Lake City, UT
San Antonio, TX
San Diego, CA
San Francisco, CA
Seattle, WA
St. Louis, MO
Tallahassee, FL
Tampa, FL
Virgin Islands, VI
Wichita, KS
Washington DC

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

AirGate Markets

Augusta, GA
Camden, SC
Georgetown, SC
Goldsboro, NC
Hendersonville, NC
Myrtle Beach, SC
Savannah, GA
Spartanburg, SC

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

Alamosa PCS

Amarillo/Abilene, TX

Arkansas Northwest
Bentonville, AR Clarksville, AR Fayetteville, AR Forth Smith, AR Greenwood, AR Russellville, AR Siloam Springs, AR

Columbia / Jefferson City, MO

El Paso, TX / Albuquerque, NM

Flagstaff, AZ

Green Bay, WI

Kansas Central
Marion, IL Quincy, IL Emporia, KS Junction City, KS Manhattan, KS McPherson, KS Salina, KS Cape Girardeau, MO Hannibal, MO Kirksville, MO Poplar Bluff, MO Sikeston, MO

Laredo, TX

Medford, OR

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

Alamosa PCS (continued)

Missouri South
Carbondale, IL Pittsburg, KS Aurora, MO Branson, MO Carbondale, MO Fort Leonard Wood, MO Joplin, MO Lebanon, MO Monett, MO Rolla, MO Springfield, MO West Plains, MO

Oregon North / Washington South

Bend, OR

Hermiston, OR

Hood River, OR

Madras, OR

Milton-Freewater, OR

Pendleton, OR

The Dalles, OR

Cle Elum, WA

Ellensburg, WA

Ephrata, WA

Kennewick, WA

Moses Lake, WA

Pasco, WA

Prosser, WA

Sunnyside, WA

Walla Walla, WA

Wenatchee, WA

White Salmon, WA

Yakima, WA

Pueblo, CO

Wichita Falls, TX / Stillwater, OK

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

Enterprise Markets

Alabama East / Georgia West
Opelika, AL Albany, GA Columbus, GA La Grange, GA Tifton, GA

Alabama South
Daleville, AL Dothan, AL Langdale, AL

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

iPCS

Cedar Rapids, IA

Grand Island, IA

Grand Rapids, MI

Illinois North

Bloomington, IL

Champaign, IL

Charleston, IL

Danville, IL

Decatur, IL

Effingham, IL

Galesburg, IL

Kankakee, IL

La Salle, IL

Lincoln, IL

Litchfield, IL

Macomb, IL

Mattoon, IL

Mendota, IL

Pekin, IL

Peoria, IL

Illinois South
Jacksonville, IL Mount Vernon, IL Springfield, IL Taylorville, IL Vandalia, IL

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

iPCS (continued)

Quad Cities
Burlington, IA Clinton, IA Davenport, IA Dubuque, IA Fort Madison, IA Keokuk, IA Muscatine, IA Waterloo, IA Geneseo, IL Kewanee, IL Rock Island, IL Sterling, IL

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

Northern PCS

Minnesota Central

Alexandria, MN

Bemidji, MN

Brainerd, MN

Detroit Lakes, MN

Duluth, MN

E Grand Forks, MN

Fergus Falls, MN

Grand Rapids, MN

Hibbing, MN

Hinckley, MN

Hutchinson, MN

Little Falls, MN

Marshalltown, MN

Moorhead, MN

St. Cloud, MN

Virginia, MN

Wadena, MN

Wahpeton, MN

Wilmar, MN

Zimmerman, MN

Fargo, ND

Grand Forks, ND

Jamestown, ND

Minnesota South
Albert Lea, MN Austin, MN Fairbault, MN Fairmont, MN Mankato, MN Marshalltown, MN New Ulm, MN Owatonna, MN Red Wing, MN Rochester, MN Waseca, MN Worthington, MN

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

Shentel

Hagerstown, MD
York / Harrisburg, PA

Swiftel Communications

Sioux City, IA
Sioux Falls, SD

Ubiquitel

Bowling Green, KY
Evansville, IN
Fresno, CA
Jackson Hole, WY
Logan, UT
Reno, NV
Spokane, WA
Terra Haute, IN

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED

Schedule 2.0 (continued)

Sprint PCS Service Provider Affiliate Markets

US Unwired

Georgia Central
Cordele, GA Dublin, GA Gray, GA Hawkinsville, GA Macon, GA Milledgeville, GA Perry, GA

Georgia North
Blue Ridge, GA Calhoun, GA Cedartown, GA Chatsworth, GA Dalton, GA Ellijay, GA Jasper, GA Rome, GA

Georgia South
Adel, GA Brunswick, GA Douglas, GA Homerville, GA Valdosta, GA Waycross, GA

Star Number Ninth Amendment	Sprint Proprietary Information-RESTRICTED